Subordinated Debentures:	12 Months Ended
Dec. 31, 2012
Subordinated Debentures: [Abstract]
Subordinated Debentures:
(10)	Subordinated Debentures:

On September 25, 2003, the Company formed HopFed Capital Trust I (the Trust). The Trust is a statutory trust formed under the laws of the state of Delaware. In September 2003, the Trust issued variable rate capital securities with an aggregate liquidation amount of $10,000,000 ($1,000 per preferred security) to a third-party investor. The Company then issued floating rate junior subordinated debentures aggregating $10,310,000 to the Trust. The junior subordinated debentures are the sole assets of the Trust. The junior subordinated debentures and the capital securities pay interest and dividends, respectively, on a quarterly basis. The variable interest rate is the three-month LIBOR plus 3.10% adjusted quarterly (3.41% at December 31, 2012). These junior subordinated debentures mature in 2033, at which time the capital securities must be redeemed. The junior subordinated debentures and capital securities became redeemable contemporaneously, in whole or in part, beginning October 8, 2008 at a redemption price of $1,000 per capital security.

The Company has provided a full-irrevocable and unconditional guarantee on a subordinated basis of the obligations of the Trust under the capital securities in the event of the occurrence of an event of default, as defined in such guarantee. Debt issuance cost and underwriting fees of $190,000 were capitalized related to the offering and are fully amortized at December 31, 2012.